                                                                     EXHIBIT 4.1

          COMMON STOCK                                                                            COMMON STOCK
       ==================                                                                      ==================

            NUMBER                               CHEAP TICKETS, INC.                                 SHARES

                                  INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

       ==================                                                                      ==================

         PAR VALUE $.001                                                                         PAR VALUE $.001

SEE REVERSE FOR CERTAIN DEFINITIONS                                                                CUSIP 162672


This certifies that                          [LOGO OF CHEAP TICKETS INC.]


Is the owner of



                                   FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF
                 -----------------------------------                     -------------------------------------
       --------------------------------------------- CHEAP TICKETS, INC. ----------------------------------------------
                 -----------------------------------                     -------------------------------------
transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this
Certificate properly endorsed.
  This Certificate is not valid unless duly countersigned by the Transfer Agent and registered by the Registrar.
  Witness the facsimile seal of the Corporation and the facsimile signatures if its duly authorized Officers.
Dated:

Countersigned and Registered:
      AMERICAN SECURITIES TRANSFER AND TRUST, INC.
                               Transfer Agent and Registrar

                                                    [SEAL OF CHEAP TICKETS, INC.]
By:                                                                               /s/ Sandra T. Hartley       /s/ Michael J. Hartley
               AUTHORIZED SIGNATURE                                               VICE PRESIDENT SECRETARY    CHAIRMAN OF THE BOARD

     The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM - as tenants in common                   UNIF GIFT MIN ACT -              Custodian
                                                                         --------------          ----------
     TEN ENT - as tenants by the entireties                                (Cust)                  (Minor)

     JT TEN  - as joint tenants with right                               under Uniform Gifts to Minors Act
               of survivorship and not as
               tenants in common                                         ---------------------------------
                                                                                      (State)

    Additional abbreviations may also be used though not in the above list.

         For Value Received,               hereby sell, assign and transfer unto
PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

--------------------------------------------------------------------------------

                                                                          Shares
--------------------------------------------------------------------------
of the Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

                                                                        Attorney
------------------------------------------------------------------------
to transfer the said Stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated:
      --------------------------

                                    -------------------------------------------
                            NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST
                                    CORRESPOND WITH THE NAME AS WRITTEN UPON THE
                                    FACE OF THE CERTIFICATE IN EVERY PARTICULAR,
                                    WITHOUT ALTERATION OR ENLARGEMENT OR ANY
                                    CHANGE WHATEVER.